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                   SUPPLEMENT TO PROSPECTUS OF WARBURG, PINCUS
                        POST-VENTURE CAPITAL FUND, INC. DATED
                   FEBRUARY 16, 1999, AS REVISED JULY 6, 1999

                    SUPPLEMENT TO PROSPECTUS/PROXY STATEMENT
                                       OF
                 WARBURG, PINCUS POST-VENTURE CAPITAL FUND, INC.
                             DATED DECEMBER 10, 1999

     The following supplements the information in the Prospectus of the Warburg, Pincus Post-Venture Capital Fund, Inc. (the "Fund"). The following also supplements the information in the Prospectus/Proxy Statement regarding the acquisition (the "Acquisition") of the assets of the Fund by Warburg, Pincus Global Post-Venture Capital Fund, Inc. (the "Global Post-Venture Capital Fund") to be voted on at a Special Meeting of Shareholders of the Fund (the "Special Meeting"). This Supplement is being sent to (1) shareholders of the Fund on November 16, 1999 (the "Record Date") who therefore are eligible to vote at the Special Meeting, and (2) shareholders who first purchased shares of the Fund after the Record Date and who therefore are ineligible to vote at the Special Meeting.

     In order for the Acquisition to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, the Board of Directors of the Fund has declared a dividend equal to substantially all of (1) the Fund's net investment company taxable income for the period January 1, 2000 to and including the closing date of the Acquisition (the "Closing Date") plus (2) the Fund's net capital gains realized for the period from November 1, 1999 to and including the Closing Date. Because of recent realized gains, it is expected that this taxable dividend will be greater than was originally anticipated as of the date of the Prospectus/Proxy Statement. As of the date of this Supplement, the Fund has approximately $2.02 per share of net investment company taxable income and net short-term capital gains (which would be taxable at ordinary income rates) and $1.71 per share of net long-term capital gains (which would be taxable at a maximum 20% capital gains rate). The actual dividend paid by the Fund may be higher or lower than these amounts based on transactions between the date of this Supplement and the Closing Date. If shareholders approve the Acquisition, the dividend will be paid on February 23, 2000 to shareholders of record on February 22, 2000. Shareholders of the Fund who receive Global Post-Venture Capital Fund shares pursuant to the Acquisition will recognize no gain or loss upon receipt of those shares.

     The Closing Date, originally scheduled for January 28, 2000, has been moved to February 25, 2000, and the Special Meeting, originally scheduled for January 27, 2000, has been moved to February 24, 2000.

     Even though shareholders who do not hold their shares in a tax deferred account will receive a taxable distribution in connection with the Acquisition, the primary motivation for the Acquisition remains unaffected. The Board of Directors of the Fund continues to believe that the Acquisition is in the best interests of the Fund and its shareholders, and recommends that shareholders approve the Acquisition.

     FOR SHAREHOLDERS ELIGIBLE TO VOTE AT THE SPECIAL MEETING:

     If you have previously voted your proxy in connection with the Acquisition and wish to change your voting instructions, you may do so by fax, telephone or through the Internet by following the instructions in the Notice of Special Meeting of Shareholders (page iii of the proxy materials previously sent to you). You can also change your vote by signing and mailing a new proxy card, which is available upon request by calling 1-800-207-3158. If you do not wish to change your vote, you do not need to do anything.



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     For more information, contact D.F. King & Co., Inc., the Fund's information agent, at 1-800-207-3158.

Dated: February 3, 2000                                  16-0200 for WPUSS ADSAP

   Please see the reverse side of this Supplement for additional information.


                                      -2-

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                           Q&A: QUESTIONS AND ANSWERS

Q. Fund shareholders eligible to vote at the Special Meeting were sent a Prospectus/Proxy Statement in December 1999. Why are Fund shareholders being sent additional material?
A. Shareholders are receiving additional material to inform them of the expected tax effects of the dividend distribution in connection with the Acquisition.

Q. What are the expected tax effects of the Acquisition distribution as of now?
A. If the Acquisition is approved, the Fund will be required to distribute its net investment income and net realized short-term and long-term capital gains. If the Acquisition distribution were determined as of the date of this Supplement, the distribution would be approximately $3.73 for each Fund share. The amount of the actual distribution per share may be higher or lower, perhaps substantially, than this amount based on transactions between the date of this Supplement and the Closing Date, which has been rescheduled for February 25, 2000.

Q. How will the Acquisition distribution affect me? Should I sell my Fund shares?
A. If you hold your shares in an IRA or other tax deferred account, the distribution will not affect your tax liabilities. Otherwise, taxes owed on the distribution are not payable until such time as you ordinarily pay your taxes. You should consult with your tax advisor concerning your individual situation. Selling your shares will also have tax consequences. Depending on the price you paid for your shares, any capital gains generated when you sell your shares may exceed the Acquisition distribution. You could end up owing more in taxes by selling now than by remaining a shareholder.

Q. In light of the expected Acquisition distribution, is the Acquisition still a good idea?
A. Yes. The reasons for the Acquisition remain unchanged. Credit Suisse Asset Management, LLC ("CSAM"), the Fund's investment adviser, believes that merging with the Global Post-Venture Capital Fund will allow the Fund to take greater advantage of investment opportunities throughout the world. Other potential advantages are described on page 9 of the Prospectus/Proxy Statement

FOR SHAREHOLDERS ELIGIBLE TO VOTE AT THE SPECIAL MEETING:

Q.   How does the Board of Directors of the Fund recommend that I vote?
A. After careful consideration, the Board of Directors of the Fund, including those who are not affiliated with the Fund or CSAM, recommends that you vote in favor of Acquisition proposal. (Please refer to the first page of this Supplement for additional voting information.)

Q.   Where can I get more information?
A. For more information, contact D.F. King & Co., Inc., the Fund's information agent, at 1-800-207-3158.